SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2006

Vita Food Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street Chicago, Illinois	60612
(Address of principal executive offices)	(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02              Results of Operations and Financial Condition.

On August 11, 2006, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Shell company transactions.

Not applicable.

(d)                                 Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: August 11, 2006	By:	/s/ Stephen D. Rubin
Stephen D. Rubin
Office of the Chief Executive and President
(Principal Executive Officer)

Date: August 11, 2006	By:	/s/ Clifford K. Bolen
Clifford K. Bolen
Office of the Chief Executive, Senior Vice President, Chief Operating Officer and Chief Financial Officer
(Principal Executive and Financial Officer)

Date: August 11, 2006	By:	/s/ Terry W. Hess
Terry W. Hess
Office of the Chief Executive
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated August 11, 2006.